Exhibit 99.2

INMB Nasdaq

MARCH 2020 Fact Sheet

INmuneBio

HARNESSING THE POWER OF THE INNATE IMMUNE SYSTEM

Modulating Innate Immune Responses Against Disease

INMUNE BIO INC. (NASDAQ: INMB)

A diversified, clinical stage immunology company developing novel therapies targeting distinct parts of a patient's innate immune system to fight disease. Drug candidates, INKmune™ and INB03, may be used to treat cancer. XPro1595 targets neuroinflammation and synaptic dysfunction as a cause of Alzheimer's disease and LIVNate™ targets intestinal inflammation and leaky gut to treat nonalcoholic steatohepatitis (NASH). INmune Bio's product platforms utilize a precision therapy approach, promoting the body's innate immune response to treat unsolved problems in medicine.

INMB has two product platforms with novel approaches to inflammation, neurodegenerative disease and oncology. The Dominant-Negative Tumor Necrosis Factor (DN-TNF) platform focuses on neuroinflammation as a cause of neurodegenerative diseases, inflammation as a driver of NASH and inflammation in cancer and the Tumor Microenvironment (TME). The NK Immune Priming Platform focuses on signaling Natural Killer (NK) cells to help clear minimal residual disease in cancer.

SNAPSHOT AS OF MAR. 31, 2020

PRICE	S/O SHARES
$3.33	~10.8
MARKET CAP	**DEBT**
~$35 M	$0
52-WEEK RANGE	**AVG. VOLUME**
$2.20 - $11.50	~35,000
INSIDE OWNERSHIP	**COVERAGE**
50%	Roth/Maxim/HCW

WHY FOCUS ON THE INNATE IMMUNE SYSTEM

Our body's immune system has two parts - innate and adaptive immune system. The first line of immunologic defense is the Innate immune system consists of myeloid and NK cells. The adaptive immune system includes T and B cells. The Adaptive and Innate immune system must work together to battle disease. INMB is focused exclusively on cells on the Innate immune system including Myeloid Derived Suppressor Cells, Tumor Activated Macrophages, NK cells and microglial cells.

Chronic inflammation, caused by a dysregulated, dysfunctional INNATE IMMUNE system can cause multiple diseases. Chronic inflammation has no symptoms, can't be diagnosed and has no treatments but it is part of many chronic diseases including aging (inflammaging), diabetes, obesity and NASH (metainflammation) and neurodegenerative diseases including AD, PD, ALS and MS (neuroinflammation)



Neurodegenerative
Psychiatric
Inflammatory
Neuroinflammation
metabolism
Metaflammation
Inflamm-aging
Cardiovascular
Innate Immune Dysfunction
Autoimmune
Cancer
Diet
Infection
Stress
Injury
Environment
genes
Age
Lifestyle

TARGETED DISEASES AND CONDITIONS OF OUR THERAPIES

Pathology	PURPOSE	CONDITIONS	THERAPY
Intestinal and liver inflammation and leaky gut	LIVNate reverses insulin resistance, intestinal inflammation, leaky gut and inflamed mesenteric to reverse hepatitis, steatosis, lipotoxicity, liver cell death and fibrosis.	Nonalcoholic Steatohepatitis (NASH)	INmuneBio for NASH LIVNate™
MUC4 & cells causing immuno-suppressive Tumor Microenvironment	sTNF causes MUC4 expression by cancer cells promoting resistance to therapy by preventing immune cells from attacking the tumor and promoting an immunosuppressive TME. INB03 may reverse the resistance mechanisms.	Resistance to Immunotherapy	INmuneBio for MDS/CPI INB03™
Microglia, synaptic dysfunction and oligodendrocytes	The hallmark of neuroinflammation is microglial activation. Microglia produce sTNF to promote nerve cell death, synaptic dysfunction and demyelination. XPro1595 may reverse microglial activation to improve synaptic function and promote remyelination.	Neuro-Inflammation	INmuneBio for AD XPro1595™
Natural Killer Cells	NK cells are an innate immune cell that can kill tumor cells or cells infected with a virus. NK cells play an important role in the immune surveillance of cancer.	Residual Disease	INmuneBio for MRD Ovarian Cancer INKmune™

OUR PIPELINE AND PROGRESS TO DATE

DN-TNF PLATFORM	DISEASE FIELD	PRE-CLINICAL	PHASE I	PHASE II (POC)	PIVOTAL
INB03™	Trastuzumab Resistance ONCOLOGY				
LIVNate™	NASH GI				
XPro1595™	Alzheimer's Disease CNS				

NK PRIMING PLATFORM	DISEASE FIELD	PRE-CLINICAL	PHASE I	PHASE II (POC)	PIVOTAL
INKmune™	Ovarian CANCER				
INKmune™	Myelodysplastic Syndrome ONCOLOGY

OUR DEVELOPMENT PROGRESS


INB03™
DN-TNF Options in
Immuno-Oncology for Treatment
of Resistance to Immunotherapies

Phase 1: Open-Label, Dose-Escalation Trial Completed

11 patients with advanced solid tumors with biomarkers of inflammation

- 3 dose levels of INB03 sub-cutaneous once a week
- All goals met 1) safe and well tolerated; 2) Phase II dose defined; 3) pharmacodynamic effect demonstrated

Phase 2: Combination Trial in Patients with Cancer

Proof-of-Concept trial of INB03+Immunotherapy

- Treatment: Immunotherapy verses INB03+immunotherapy / Endpoints: Improved efficacy in combination therapy arm


XPro1595™
Targeting Rheumatoid Arthritis
Patients with existing TNF Therapy
Can Reduce Incidence of Alzheimer Disease (AD)

Phase 1: Biomarker directed trial of patients with inflammation and proven Alzheimer's disease

18 patients in three (3) dosing cohorts - Weekly XPro1595 subQ for 3 months - Biomarkers of inflammation at 0, 6 and 12 weeks

ENDPOINTS : Safety

- Decreased inflammation blood, cerebrospinal fluid (CSF), brain (white matter free water by MRI) and breath (breath volatile organic compounds)
- Measures of cogitation, psychiatric symptoms and quality of life (QOL)


LIVNate™
Addressing the Link Between
Liver Fibrosis, the Innate Immune Cells
of the Liver and Inflammation, a Pleiotropic Approach

Phase IIa: Open-Label Trial

20 patients – No Control Group Patients with F2/3 NASH by non-invasive studies with >10% fat in liver. Treatment with LIVNate™ 1mg/kg SQ for 12 weeks PIFF and non-invasive biomarkers at 0, 6 and 12 weeks. Open label so biomarkers "visible" at 6-week time point

EXPECTED RESULTS

- Decrease in liver fat
- Improvement in liver function tests
- Improvement in insulin resistance


INKmune™
Natural Killer cells are
responsible for clearing residual disease

Phase 1 Clinical Trial

10 patients with high-risk MDS treated with INKmune therapy by intravenous

EXPECTED RESULTS

- Demonstrate safety of intravenous INKmune therapy in elderly patients
- Put chemo-resistant disease into remission
- Prolonged remissions with excellent quality of life

SIGNIFICANT UPCOMING CATALYSTS

PRODUCT	GEOGRAPHY	INDICATION	EVENT	TIMELINE
INB03	Australia	Solid Tumors	Reported Positive Preliminary Data from Phase I	August '19
INKmune	UK	Ovarian Cancer	Initiate Enrollment of Phase 1 study	2H'20
INB03	Australia	Solid Tumors	Initiate INB03 Combination Phase 2 Study in Cancer	2H'20
INKmune	UK	MDS	Initiate Enrollment of Phase 1 study	2H'20
XPro1595	Australia	Alzheimer's	Initiate Enrollment of Phase 1 Study	Q4'19
XPro1595	Australia	Alzheimer's	Early Data	2H'20
LIVNate	Australia	NASH	Initiate LIVNate Phase II Nash trial	2H'20
INB03	Australia/US	Solid Tumors	Initiate INB03 combination immunotherapy Phase 2 Study	2H'20

MANAGEMENT

Raymond J. Tesi, MD
CEO/CMO & Chairman

David J. Moss
CFO

Mark W. Lowdell, PhD
CSO

Christopher J. Barnum, PhD
Director of Neuroscience

Joshua S. Schoonover, Esq.,
Assoc. General Counsel

David Moss
INmune Bio Inc. (NASDAQ: INMB)
David Moss, Chief Financial Officer
PH: (858) 964-3720
Dmoss@INmuneBio.com

Information about Forward-Looking Statements

This fact sheet may contain forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. Words such as "anticipate," "estimate," "expect," "intend," "plan," "project" and other similar words and expressions are intended to signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties. Some of these risks and uncertainties are identified in the company's filings with the SEC. The occurrence of any of these risks and uncertainties could have a material adverse effect on the company's business, financial condition, and results of operations. There is no guarantee that any specific outcome will be achieved. Investments may be speculative, illiquid and there is a risk of loss, or even complete loss of investment. Past performance is not indicative of future results. Clinical trials are in early stages. For additional disclosure regarding risks faced by INmune Bio, Inc., please see our public filings with the Securities and Exchange Commission, available on the Investors section of our website at www.INmuneBio.com and on the SEC's website at www.SEC.gov.